UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2013

ARIAD Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-21696	22-3106987
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 Landsdowne Street, Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (617) 494-0400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition.

In a press release dated February 25, 2013, ARIAD Pharmaceuticals, Inc. (the “Company”) announced financial results for the fourth quarter and year ended December 31, 2012 and provided financial guidance for 2013, a summary of business highlights from 2012 and a summary of recent progress and key objectives for 2013. A copy of the press release is attached hereto as Exhibit 99.1. The information under the headings “2012 Fourth Quarter and Full-Year Financial Results” and “Today’s Conference Call at 8:30 a.m. ET” and the condensed consolidated financial information included in the press release are incorporated by reference into this Item 2.02 of this Current Report on Form 8-K.

ITEM 7.01	Regulation FD Disclosure.

In the press release dated February 25, 2013, the Company provided information regarding key objectives and financial guidance for 2013 as well as upcoming investor meetings. The information set forth under the headings “Financial Guidance for 2013” and “Upcoming Investor Meetings” in the press release are incorporated by reference into this Item 7.01 of this Current Report on Form 8-K.

ITEM 8.01	Other Events.

In the press release dated February 25, 2013, the Company also provided an update on its ponatinib and AP26113 programs.  The second paragraph of the press release and the information set forth under the headings “Key Highlights from 2012” and “Recent Progress and Key Objectives” together with the forward-looking statement disclaimer at the end of the press release, are incorporated by reference into this Item 8.01 of this Current Report on Form 8-K.

ITEM 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit
Number	Description

99.1	Press release dated February 25, 2013.

The press release contains hypertext links to information on our website.  The information on our website is not incorporated by reference into this Current Report on Form 8-K and does not constitute a part of this Form 8-K.

THE PORTIONS OF THE PRESS RELEASE INCORPORATED BY REFERENCE INTO ITEM 8.01
OF THIS CURRENT REPORT ON FORM 8-K ARE BEING FILED PURSUANT TO ITEM 8.01.
THE REMAINING PORTIONS OF THE PRESS RELEASE ARE BEING FURNISHED PURSUANT TO
ITEMS 2.02 AND 7.01 OF THIS CURRENT REPORT ON FORM 8-K AND SHALL NOT BE
DEEMED “FILED” FOR PURPOSES OF SECTION 18 OF THE SECURITIES AND EXCHANGE
ACT OF 1934, AS AMENDED (THE “EXCHANGE ACT”) OR OTHERWISE SUBJECT TO THE
LIABILITIES OF THAT SECTION, NOR SHALL IT BE DEEMED INCORPORATED BY
REFERENCE IN ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE
EXCHANGE ACT EXCEPT AS SHALL BE EXPRESSLY SET FORTH BY SPECIFIC REFERENCE
IN SUCH FILING.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARIAD Pharmaceuticals, Inc.

		By:	/s/ Edward M. Fitzgerald
Edward M. Fitzgerald
Executive Vice President, Chief Financial Officer

Date:	February 25, 2013

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